UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2006

ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

385 East Colorado Boulevard, Suite 299
Pasadena, California   91101
(Address of principal executive offices including zip code)

(626) 578-0777
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

On June 7, 2006, Alexandria Real Estate Equities, Inc. (the "Company") announced it had executed a 12-year lease with Genentech, Inc. for a ground-up development of an approximately 121,000 square foot four-story facility in South San Francisco, California. The Company also announced it signed its first lease at Alexandria's Center for Translational Research at Mission Bay.

The press release issued on June 7, 2006 is attached hereto as Exhibit 99.1 and is filed herewith.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

  99.1   Press Release dated June 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDRIA REAL ESTATE EQUITIES, INC.
June 9, 2006	By: /s/ DEAN A. SHIGENAGA
Dean A. Shigenaga
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1*	Press release dated June 7, 2006

*    Also provided in PDF format as a courtesy.